Exhibit 99.1

Solid Power, Inc. (Nasdaq: SLDP) Company Overview November 2025

Cautionary Note Regarding Forward - Looking Statements All statements other than statements of present or historical fact contained herein are “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power’s or its management team’s expectations, objectives, beliefs, intenti ons or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms, an d o ther similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain such identifying words. These statements may include, but are not limited to, our strategy, expansion plan s, including plans related to the expansion of our electrolyte production capabilities, market opportunity, and operations ; future prospects; and plans and objectives of management. These forward - looking statements are based on management’s current e xpectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power discla ims any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on fo rward - looking statements and Solid Power cautions you that these forward - looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Po wer , including the following factors: ( i ) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require and o ur ability to commercialize our technology in advance of competing technologies and our competitors; (ii) risks relating to our status as a research and development stage company with a history of financial losses with an expectation of inc urring significant expenses and continuing losses for the foreseeable future, including execution of our business plan and the timing of expected business milestones; (iii) risks relating to the non - exclusive nature of our partnershi ps, our ability to secure new business relationships, and our ability to manage these relationships; (iv) our ability to negotiate and execute commercial agreements with our partners and customers on commercially reasonable terms; (v) bro ad market adoption of EVs and other technologies where we are able to deploy our technology, if developed successfully; (vi) our success attracting and retaining our executive officers, key employees, and other qualified per sonnel; (vii) our ability to protect and maintain our intellectual property, including in jurisdictions outside of the United States; (viii) our ability to secure government contracts and grants, changes in government priorities with respec t t o our government contracts and grants or government funding reductions or delays, and the availability of government subsidies and economic incentives; (ix) delays in the construction and operation of facilities that meet our short - te rm research and development and long - term electrolyte production requirements; (x) changes in applicable laws or regulations; (xi) risks relating to our information technology infrastructure and data security breaches; and (xii) r isk s relating to other economic, business, or competitive factors in the United States and other jurisdictions, including supply chain interruptions and changes in market conditions, and our ability to manage these risks and uncertaintie s. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” sections of Solid Power’s Annual Report on Form 10 - K for the year ended Dece mber 31, 2024 , Solid Power's Quarterly Report on Form 10 - Q for the quarter ended June 30, 2025, and other documents filed by Solid Power from time to time with the Securities and Exchange Commission (the “SEC”), all of which ar e available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - look ing statements. Solid Power gives no assurance that it will achieve its expectations. Trademarks and Trade Names Solid Power owns or has rights to various trademarks, service marks and trade names that it uses in connection with its opera tio ns. This presentation may also contain trademarks, service marks, and trade names of third parties which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, or pro ducts in this presentation is not intended to, and does not imply, a relationship with Solid Power, or an endorsement or sponsorship by or of Solid Power. Solely for convenience, the trademarks, service marks, and trade names refer red to in this presentation may appear with the ®, TM, or SM symbols, but such references are not intended to indicate, in any way, that Solid Power will not assert, to the fullest extent under applicable law, its rights or th e right of the applicable licensor to these trademarks, service marks, and trade names. Industry and Market Data Although all information, opinions, and other information expressed in this presentation, including market data and other sta tis tical information, were obtained from sources believed to be reliable and are included in good faith, Solid Power has not independently verified the information and makes no representation or warranty, express or implied, as to its a ccu racy or completeness. Some data is also based on the good faith estimates of Solid Power, which are derived from its review of internal sources as well as the independent sources described herein. Disclaimer 2 Company Overview November 2025

Founded : 2011 Employees : ~ 230 Facilities : • SP1 – Louisville, Colorado, USA • SP2 – Thornton, Colorado, USA Nasdaq : SLDP Key Financial Statistics : • Market capitalization – $1.02B 1 • Revenue – $22.6M 2 • Total liquidity – $300.4M 3 Capabilities : • SP1 – Pilot cell production; cell R&D • SP2 – Pilot electrolyte production; electrolyte innovation center; cell test Quick Facts Commercialization strategy to manufacture and sell electrolyte to Tier 1 battery manufacturers and automotive original equipment manufacturers (OEMs) – aim to work with, not compete Established Korean presence to better integrate into Asian battery ecosystem Collaborate with leading industry partners including : Commercialization Sulfide - based solid electrolyte, replacing liquid or gel electrolyte in traditional lithium - ion battery Solid Power’s electrolyte technology has the potential to improve battery performance through increased energy density, longer battery life, and better safety Strong IP position: 3 • >20 issued US patents • >95 pending US patent applications • ~120 non - US and PCT patents and applications • Trade secrets and know - how Technology Capital light model – electrolyte development and production expected to have significantly lower capital requirements than cell manufacturing Strong liquidity position to support operations No debt financing, increasing financial stability DOE grant of up to $50M to expand electrolyte production capabilities $34.1M of gross proceeds raised under at - the - market offering program 3 Capital Position 1. As of November 4, 2025; 2. Twelve months ended September 30, 2025; 3. As of September 30, 2025 3 Company Overview November 2025

Solid Power – Sulfide - Based Chemistry Leader Materials suppliers Cell manufacturers Automotive OEMs Value chain players pursuing sulfide chemistries 50% 25% 6% 19% Sulfide SSB Polymer SSB Hybrid / Other Oxide SSB Global ASSB technology selection We believe sulfides offer the best balance of performance and mass production attributes for ASSB chemistries: • Highly manufacturable at scale • Superior ionic conductivity • Compatible with leading ASSB cell configurations Market tech choice – Sulfide ASSB Source: PEM | RWTH Aachen University 4 Automotive OEMs and Tier 1 battery manufacturers are choosing sulfide - based chemistries for their solid - state programs, where Solid Power is a leading technology provider Company Overview November 2025 Source: Roland Berger internal research

Solid Power – Differentiation Solid Power’s electrolyte technology has the potential to enable a step - change improvement in battery cell performance We believe sulfide electrolytes provide the best - known balance of conductivity and processability out of all solid electrolyte classes Currently 2 pilot electrolyte manufacturing lines with capacity of 30MT per year Plan to grow capacity to 75MT per year by end of 2026 by installing continuous manufacturing pilot line Electrolyte Material Feedback Loop Cell Design to Electrolyte Development Feedback from cell development enables electrolyte performance improvements and supports partners’ cell programs Electrolyte Innovation Center (EIC) designed to allow rapid changes to electrolyte chemistry and manufacturing processes, accelerating electrolyte improvements with lower costs Able to produce solid - state cells from 0.2 Ah to 60 Ah Solid Power cell technology licensed by BMW and SK On to enhance their battery cell manufacturing capabilities Solid Power cell processes developed around industry - standard lithium - ion cell manufacturing processes and equipment Cell Capabilities Rapid innovation through integrated electrolyte and cell capabilities position Solid Power as an industry leader 5 Company Overview November 2025

LiPSCl Argyrodite powders designed for cell - level performance Gen 1 Gen 2 Gen 3 Gen 3 Gen 2 Gen 1 Metric >5.0 >3.25 >1.5 Li ion Conductivity @ 25 C (mS/cm) < 1.0E - 8 <1.0E - 8 <1.0E - 8 Electronic Conductivity (S/cm) >1.40 >1.40 >1.35 Pellet Density (g/cm3) < 15 < 15 < 15 Surface Area (m2/g) 1.0um - 3.0um 1.0um - 3.0um 1.0um - 3.0um Particle Size (um) - D50* <10 <10 <10 Particle Size (um) - D90 6 Company Overview November 2025 Solid - State Electrolyte Powder Products

Solid Power – Executive and Senior Leadership Team Deep technical, chemistry, engineering, supply chain, and public company experience 7 LINDA HELLER Chief Financial Officer, Treasurer, and Secretary • 25+ years of financial leadership experience • Broad public company experience across multiple industries BERISLAV BLIZANAC, PH.D. EVP Cell Technologies • 20+ years of experience in electromechanical conversion devices, materials science, and commercial technology development • 10+ years of experience developing Li - ion cells JOHN VAN SCOTER Chief Executive Officer, President, Board Member • Extensive C - level technology and public board experience • Successful track record developing and commercializing technologies HYUNGRAK KIM, PH.D. EVP Powder Production, Electrolyte Technologies • 25+ years in energy materials industry, in both development and manufacturing • Experience in Li - ion battery electrolytes R&D and anode materials JOSH BUETTNER - GARRETT Chief Technology Officer • Deep experience and thought leader in energy storage and battery R&D • 11+ years at Solid Power RAMELLE GILLILAND EVP Strategic Supply Chain Management • 20+ years experience years in automotive manufacturing and advanced battery technologies • Experience in global procurement, supply chain management, and organizational development ANDREAS MAIER, PH.D. Country Manager, Solid Power Korea Co., Ltd. • 17+ years of experience in the European and Korean battery industries • Experience driving business development initiatives to align operational capabilities with strategic goals LAUREN MCCABE EVP Strategic Operations • 20+ years of leadership experience in Fortune 50, private sector, and U.S. Navy • Experience overseeing enterprise execution, business transformation, and operational strategy across global functions Company Overview November 2025